FPA New Income, Inc. (FPNIX)

Supplement dated March 10, 2017 to the
Prospectus dated January 31, 2017

This Supplement updates certain information contained in the Prospectus for FPA New Income, Inc. (the "Fund") dated January 31, 2017. You should retain this Supplement and the Prospectus for future reference. Additional copies of the Prospectus may be obtained free of charge by visiting our web site at www.fpafunds.com or calling us at (800) 638-3060.

Effective March 10, 2017, the first two sentences beneath the title "PROSPECTUS" on the cover page of the Prospectus are hereby deleted in their entirety and replaced with the following:

FPA New Income, Inc. (FPNIX) seeks to provide long-term total return, which includes income and capital appreciation, while considering capital preservation.

Effective March 10, 2017, the two sentences in each of the sections titled "Investment Objective" on page 2 and "INVESTMENT OBJECTIVE" on page 9 of the Prospectus are hereby deleted in their entirety and replaced with the following:

The Fund seeks to provide long-term total return, which includes income and capital appreciation, while considering capital preservation.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

FPA New Income, Inc. (FPNIX)

Supplement dated March 10, 2017 to the

Statement of Additional Information dated January 31, 2017

This Supplement updates certain information contained in the Statement of Additional Information (the “SAI”) for FPA New Income, Inc. (the “Fund”) dated January 31, 2017.  You should retain this Supplement and the SAI for future reference. Additional copies of the SAI may be obtained free of charge by visiting our web site at www.fpafunds.com or calling us at (800) 638-3060.

Effective March 10, 2017, the section titled “Short Sales Against the Box” on page 24 of the SAI is hereby deleted in its entirety.

Effective March 10, 2017, the last three sentences of the first paragraph and the subsequent list of seventeen (17) fundamental investment restrictions in the section titled “INVESTMENT RESTRICTIONS” beginning on page 29 of the SAI  are hereby deleted in their entirety and replaced with the following:

These restrictions and the Fund’s investment objective cannot be changed without approval of the holders of a majority of outstanding Fund shares. The 1940 Act defines this majority as the lesser of (a) 67% or more of the voting securities present in person or represented by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities. In addition to the investment objective described in the Prospectus, these restrictions provide that the Fund will not:

1.                                      Borrow money or issue senior securities, except as permitted by or to the extent not prohibited by applicable securities laws, rules, regulations or exemptions, as interpreted, modified or applied by regulatory authority having jurisdiction from time to time.

2.                                      Invest in a security if, as a result of such investment, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in a particular industry or group of industries, provided this restriction does not apply to: (i) securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities; and (ii) repurchase agreements collateralized by the instruments described in the preceding clause.

3.                                      Make loans to other persons, except as permitted by or to the extent not prohibited by applicable securities laws, rules, regulations or exemptions, as interpreted, modified or applied by regulatory authority having jurisdiction from time to time.

4.                                      Purchase or sell real estate, except it may purchase securities or instruments secured by real estate or interests therein, or securities or instruments issued by companies which deal, invest or otherwise engage in real estate, or interests therein.

5.                                      Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, provided that this restriction shall not prohibit the Fund from purchasing, selling or entering into financial derivative or commodities contracts, such as futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, hybrid instruments, or any interest rate or securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

6.                                      Underwrite securities of other issuers, except insofar as the Fund may be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase or sale of its portfolio securities, and except as permitted by or to the extent not prohibited by applicable securities laws, rules, regulations or exemptions, as interpreted, modified or applied by regulatory authority having jurisdiction from time to time.

Effective March 10, 2017, the last paragraph on page 30 of the SAI that begins “The limitations in investment restriction 4 . . .” is hereby deleted in its entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE